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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 19, 1995
                       (Date of earliest event reported)

                              ITT INDUSTRIES, INC.
                      (formerly known as ITT Corporation)
               (Exact Name of Registrant as Specified in Charter)


            INDIANA                    1-5627                   13-5158950
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

        4 WEST RED OAK LANE,
      WHITE PLAINS, NEW YORK                                   10604
(Address of Principal Executive Offices)                     (Zip Code)


              Registrant's telephone number, including area code:
                                 (914)-641-2000

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ITEM 5.  OTHER EVENTS

     The Registrant is the successor to ITT Corporation, a Delaware corporation ("ITT"), as the result of the reincorporation of ITT in Indiana pursuant to a statutory merger effective December 20, 1995, in which ITT changed its name to "ITT Industries, Inc."

     On December 19, 1995, ITT distributed to its shareholders of record at the close of business on such date one share of ITT Hartford Group, Inc., a Delaware corporation, and one share of ITT Destinations, Inc., a Nevada corporation renamed ITT Corporation, for every one share of ITT Common Stock held. This distribution was effected to separate ITT into three independent public companies, all as more fully described in ITT's Proxy Statement dated August 30, 1995 which is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

        See Exhibit Index.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ITT Industries, Inc.

                                          By:      /s/ ROBERT W. BEICKE
                                             ---------------------------------
                                                      Robert W. Beicke
                                             Vice President, Associate General
                                                           Counsel
                                                  and Assistant Secretary

Dated: December 21, 1995
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                                 EXHIBIT INDEX

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
EXHIBIT NO.                            DESCRIPTION                                LOCATION
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
     2       --   Agreement and Plan of Merger dated as of November 1,
                  1995 between ITT and ITT Indiana, Inc. (n/k/a ITT
                  Industries, Inc.).....................................  Incorporated by reference to Exhibit A to
                                                                          Registrant's Form 8-B
                                                                          dated December 20, 1995
                                                                          (CIK No. 216228, File No.
                                                                          1-5627).
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